Exhibit 10.4.12

PORTLAND NATURAL GAS TRANSMISSION SYSTEM

TWELFTH AMENDMENT TO AMENDED AND RESTATED

PARTNERSHIP AGREEMENT

THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT (this “Twelfth Amendment”) is effective as of the 1st day of January, 2016 (the “Effective Date”) by and among TC PipeLines Intermediate Limited Partnership, a Delaware Limited Partnership, (“TCP Intermediate”), Northern New England Investment Company, Inc., a Vermont corporation, (“NNEIC”), and TCPL Portland Inc., a Delaware corporation, (“TCPL Portland”). The above-named entities are sometimes referred to in this Agreement individually as a “Party,” and collectively as the “Parties.”

WHEREAS, TCP Intermediate, NNEIC and TCPL Portland currently constitute all of the partners (the “Current Partners”) in Portland Natural Gas Transmission System, a Maine general partnership, (the “Partnership”) and are the remaining parties to the Portland Natural Gas Transmission System Amended and Restated Partnership Agreement dated as of March 1, 1996, as amended by the First Amendment thereto, dated as of May 23, 1996, the Second Amendment thereto, dated as of October 23, 1996, the Third Amendment thereto, dated as of March 17, 1998, the Fourth Amendment thereto, dated as of March 31, 1998, the Fifth Amendment thereto, dated as of September 30, 1998, the Sixth Amendment thereto, dated as of June 4, 1999, the Seventh Amendment thereto, dated as of June 28, 2001, the Eighth Amendment thereto, dated as of September 29, 2003, the Ninth Amendment thereto, dated as of December 3, 2003, the Tenth Amendment thereto, dated as of February 11, 2005 and the Eleventh Amendment thereto, dated as of March 17, 2008 (as amended, the “Partnership Agreement”); and

WHEREAS, effective as of the Effective Date, TCPL Portland assigned and transferred 80.86% of its total 61.71% Percentage Interest, constituting 49.9% of the Percentage Interest in the Partnership to TCP Intermediate, an Affiliate of TCPL Portland, pursuant to an Agreement for Purchase and Sale of Partnership Interest, dated as of November 5, 2015 and an Assignment and Assumption Agreement, dated as of January 1, 2016 (herein collectively referred to as the “TC PipeLines Purchase Agreements”);

WHEREAS, the Current Partners wish to amend the Partnership Agreement to reflect the foregoing transactions.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the Parties agree as follows:

1.              Definitions. Capitalized terms used but not defined in this Twelfth Amendment (including in the recitals above) shall have the meanings assigned to such terms in the Partnership Agreement.

2.              Revised Percentage Interests. The Current Partners agree that, as of the Effective Date, the Partnership Agreement is hereby amended by substituting Schedule A attached hereto for the same schedule currently attached to the Partnership Agreement.

3.              Allocation of Profits, Losses and Distributions. The Current Partners herein waive the provisions of Section 9.6 and Section 9.7 of the Partnership Agreement to the extent necessary to give effect to the transfers and assignments contemplated in the TC PipeLines Purchase Agreements.

4.              Representations of TCP Intermediate. TCP Intermediate hereby makes the representations set forth in Section 9.1.4(v) of the Partnership Agreement to the Partnership and agrees to be bound by all of the terms and conditions of the Partnership Agreement.

5.              Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto, and their permitted successors and assigns.

6.              Counterparts. This Twelfth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures of the parties appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed and attested by their duly authorized representatives effective as of the date first set forth above.

TC PIPELINES INTERMEDIATE LIMITED PARTNERSHIP, LP
by TC PIPELINES, GP INC.,
its General Partner

By:	/s/ Brandon M. Anderson
Brandon M. Anderson

Title:	President

By:	/s/ Jon A. Dobson
Jon A. Dobson

Title:	Secretary

NORTHERN NEW ENGLAND INVESTMENT COMPANY, INC.

By:
Title:

By:
Title:

TCPL PORTLAND INC.

By:	/s/ Laura M. Heckman
Laura M. Heckman

Title:	Vice-President

By:	/s/ Jimmie J. White
Jimmie J. White

Title:	Vice-President

SCHEDULE A

TWELFTH AMENDMENT TO AMENDED AND RESTATED

PARTNERSHIP AGREEMENT

Partners	New Percentage Interests
TC PipeLines Intermediate Limited Partnership	49.9%
Northern New England Investment Company, Inc.	38.29%
TCPL Portland Inc.	11.81%
Total	100%